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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        Date of Report (Date of earliest event reported): April 25, 2005

                              MKS Instruments, Inc.
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             (Exact name of registrant as specified in its charter)

        Massachusetts                  0-23621               04-2277512
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(State or other jurisdiction         (Commission           (IRS Employer
     of incorporation)               File Number)        Identification No.)

90 Industrial Way, Wilmington, Massachusetts                   01887
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 (Address of principal executive offices)                    (Zip Code)

       Registrant's telephone number, including area code: (978) 284-4000

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          (Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e4(c))

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ITEM 1.01. ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT.

      On April 25, 2005, MKS Instruments, Inc. (the "Company") entered into a new employment agreement with Gerald G. Colella, the Company's Chief Business Officer and Vice President. The agreement sets a base annual salary of $290,000, which salary is reviewed annually. Mr. Colella is entitled to standard benefits including participation in a profit sharing and retirement savings plan, vacation days, life insurance and medical/dental insurance.

      The term of employment for Mr. Colella is month to month with termination upon death or at the election of MKS if he fails or refuses to perform his duties or commits any acts not in MKS's best interest. Mr. Colella is obligated to disclose inventions to MKS and maintain the confidentiality of trade secrets and other confidential information. Pursuant to the agreement, during the term of employment and for a period of one year after termination of employment, Mr. Colella may not (except in his capacity as an employee of MKS) (i) engage in any competitive business or activity, (ii) work for, employ, become a partner with, or cause to be employed, any employee, officer or agent of MKS, (iii) give, sell or lease any competitive services or goods to any customer of MKS, or (iv) have any financial interest in or be a director, officer, 5% shareholder, partner, employee or consultant to any competitor of MKS.

      The agreement provides for supplemental retirement benefits. The benefits vest upon Mr. Colella reaching both (i) specified ages (with full vesting at age
62) and (ii) 25 years of service with the Company, in each case while employed with the Company, or upon his earlier death, disability, termination without cause (as defined in the agreement) or a qualifying termination in connection with a change in control (as defined in the agreement). The benefits are forfeited in the event of termination for cause. Upon retirement in accordance with the terms of the plan, Mr. Colella will receive annual payments equal to 50% of his final average pay (as defined in the agreement) for life, with 50% of such amount payable to his spouse for life after his death, or a lump sum payment of such aggregate amount, in accordance with actuarial tables.

      The full text of the employment agreement with Mr. Colella is attached as
Exhibit 99.1 to this Current Report on Form 8-K.

ITEM 1.02. TERMINATION OF A MATERIAL DEFINITIVE AGREEMENT.

      Effective upon execution of the new employment agreement described in Item
1.01 above on April 25, 2005, the prior employment agreement between the Company and Mr. Colella was terminated. The terminated employment agreement had the same material terms as those in the new employment agreement, as described in Item
1.01 above, except that Mr. Colella's title was Vice President, Global Business and Service Operations and his salary was $265,762 (as reported in the Company's Summary of Compensatory Arrangements with Executive Officers, filed as an exhibit to the Company's Annual Report on Form 10-K for the year ended December 31, 2004).

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c) Exhibits

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
Exhibit
Number                           Description
-------     ------------------------------------------------------
99.1        Employment Agreement dated April 25, 2005, between MKS
            Instruments, Inc. and Gerald G. Colella.

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                                    SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: April 27, 2005             MKS Instruments, Inc.

                                 By: /s/ Ronald Weigner
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                                     Ronald C. Weigner,
                                     Vice President & Chief Financial Officer